EXHIBIT 10(p)

                    SCHEDULE PERTAINING TO EXHIBIT 10(p)


          Each of the officers and directors of the Company listed below have entered into an Indemnification Agreement identical to the one which is incorporated by reference from Exhibit 10(n) of the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 1993. Each is dated as of February 20, 1987, except where indicated otherwise.

          Geoffrey B. Bloom (May 7, 1987)
          Daniel T. Carroll
          Steven M. Duffy (April 27, 1993)
          Thomas D. Gleason
          Stephen L. Gulis, Jr. (April 27, 1993)
          David T. Kollat (May 7, 1992)
          Blake W. Krueger (May 3, 1993)
          L. James Lovejoy (October 2, 1991)
          Phillip D. Matthews
          David P. Mehney
          Charles F. Morgo
          Thomas P. Mundt (November 9, 1993)
          Stuart J. Northrop (August 23, 1990)
          Timothy J. O'Donovan
          Joseph A. Parini (May 7, 1987)
          Joan Parker
          Robert J. Sedrowski (November 1, 1993)
          Elmer L. Ward, Jr.